UNITED STATES DISTRICT COURT EASTERN DISTRICT OF WISCONSIN MILWAUKEE DIVISION JESSE KENT, Individually and on Behalf of ) Civil No. 2:17-cv-00893-PP All Others Similarly Situated, and Derivatively ) (Consolidated) on Behalf of ROADRUNNER ) DERIVATIVE ACTION TRANSPORTATION SYSTEMS, INC., ) ) Plaintiff, ) ) vs. ) ) CURTIS W. STOELTING, et al., ) ) Defendants, ) ) - and - ) ) ROADRUNNER TRANSPORTATION ) SYSTEMS, INC., a Delaware corporation, ) ) Nominal Defendant ) ) NOTICE OF PROPOSED DERIVATIVE SETTLEMENT

TO: ALL RECORD HOLDERS AND BENEFICIAL OWNERS OF THE COMMON STOCK OF ROADRUNNER TRANSPORTATION SYSTEMS, INC. (“ROADRUNNER” OR THE “COMPANY”) AS OF MARCH 27, 2019 (THE “RECORD DATE”) PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF THE ABOVE-CAPTIONED CONSOLIDATED DERIVATIVE ACTION (THE “CONSOLIDATED ACTION”) AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY THESE LEGAL PROCEEDINGS. IF THE COURT APPROVES THE SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE RELEASED CLAIMS. IF YOU HOLD ROADRUNNER COMMON STOCK FOR THE BENEFIT OF ANOTHER, PLEASE PROMPTLY TRANSMIT THIS DOCUMENT TO SUCH BENEFICIAL OWNER. Notice is hereby provided to you of the proposed settlement (the “Settlement”) of this stockholder derivative litigation. This Notice is provided by Order of the United States District Court for the Eastern District of Wisconsin (the “Court”). It is not an expression of any opinion by the Court with respect to the truth of the allegations in the litigation or merits of the claims or defenses asserted by or against any party. It is solely to notify you of the terms of the proposed Settlement, and your rights related thereto. The terms of the proposed Settlement are set forth in a written Stipulation of Settlement dated March 27, 2019 (“Stipulation”).1 A link to the Form 8- K filed with the SEC containing the text of the Stipulation may be found on Roadrunner’s website at the Investor Relations page at http://rrts.com/investors. I. WHY THE COMPANY HAS ISSUED THIS NOTICE Your rights may be affected by the settlement of the consolidated action styled Kent v. Stoelting, et. al., Civil No. 2:17-cv-00893-PP (E.D. Wise.) (the “Consolidated Action”). Plaintiffs Chester County Employees Retirement Fund and Jesse Kent (“Plaintiffs”) (on behalf of themselves 1 Capitalized terms not otherwise defined shall have the same meanings as set forth in the Stipulation. - 1 -

and derivatively on behalf of Roadrunner); defendants Curtis W. Stoelting, Judith A. Vijums, Scott D. Rued, Mark A. DiBlasi, James D. Staley, Christopher L. Doerr, John G. Kennedy, III, Brian C. Murray, William S. Urkiel, Michael P. Ward, Ivor J. Evans, Chad M. Utrup, Scott L. Dobak, Ralph W. Kittle III, Peter R. Armbruster, Brian J. van Helden, Bret Naggs, and Mark Wogsland (the “Settling Defendants”); and Nominal Party Roadrunner have agreed upon terms to settle the above- referenced litigation. The Stipulation sets forth those settlement terms. On September 23, 2019, at 11:00 a.m., the Court will hold a hearing (the “Settlement Hearing”) in the Consolidated Action. The purpose of the Settlement Hearing is to determine: (i) whether the Settlement is fair, reasonable and adequate, including the separately negotiated amount of attorneys’ fees and expenses for Plaintiffs’ Counsel, and should be finally approved; (ii) whether a final judgment should be entered and the Consolidated Action dismissed with prejudice pursuant to the Stipulation; and (iii) such other matters as may be necessary or proper under the circumstances. II. THE ROADRUNNER DERIVATIVE LITIGATION A. Commencement and Consolidation of the Federal Derivative Actions On June 28, 2017, Plaintiff Jesse Kent filed a Verified Stockholder Class Action and Derivative Complaint alleging violation of Section 14(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), breach of fiduciary duty, waste of corporate assets, and unjust enrichment and seeking declaratory relief in the United States District Court for the Eastern District of Wisconsin under the caption Jesse Kent v. Stoelting, et al., Case No. 2:17-cv-00893-PP (the “Kent Action”). On December 22, 2017, Plaintiff Chester County Employees Retirement Fund filed a Verified Shareholder Derivative Complaint alleging violation of Section 14(a) of the Exchange Act, breach of fiduciary duty, waste of corporate assets and unjust enrichment in the United States - 2 -

District Court for the Eastern District of Wisconsin under the caption Chester County Employees Retirement Fund v. Stoelting, et al., Case No. 2:17-cv-01788-NJ (the “Chester County Action”). The parties to the Kent and Chester County Actions conferred to organize and streamline the prosecution of the claims asserted on behalf of Roadrunner. Accordingly, on February 23, 2018, the parties filed an Amended Stipulation agreeing to, among other things, consolidate the Kent and Chester County Actions. The Court issued an Order dated March 21, 2018, consolidating the Kent and Chester County Actions (the “Consolidated Action”). See ECF No. 27. On March 28, 2018, Consolidated Action Plaintiffs filed a Verified Consolidated Shareholder Derivative Complaint (“Consolidated Complaint”) alleging violation of Section 14(a) of the Exchange Act, breach of fiduciary duty, waste of corporate assets, and unjust enrichment. See ECF No. 29. The Consolidated Complaint alleges that, from May 2011 through November 2016, defendants caused the Company to violate federal securities laws by disseminating materially false and misleading information concerning Roadrunner’s quarterly and annual financial statements in press releases and in each of the Company’s filings with the United States Securities and Exchange Commission (the “SEC”). ¶¶2-19; 54-164. According to the Consolidated Complaint, defendants’ false and misleading statements regarding the Company’s true financial condition were revealed on January 30, 2017, when Roadrunner announced “accounting discrepancies” were discovered at two of its acquired companies and that the Company would restate its financial reports. ¶8. On January 31, 2017, Roadrunner restated its financial results for 2011 through 2015. ¶95. The Company disclosed the restatement in its Amended Form 10-K filed after the market closed on January 30, 2018, and in a press release issued before the market opened on January 31, 2018. Roadrunner’s restatement revealed that the Company’s net income had been overstated by more than $66.5 million. ¶¶2, 97. - 3 -

In addition, the Consolidated Complaint alleges that during the relevant period, while Roadrunner stock was artificially inflated due to defendants’ breaches of fiduciary duties, certain defendants sold Roadrunner shares for over $184 million. ¶¶188-189. The Consolidated Complaint also alleges that defendants violated Section 14(a), and Rule 14a-9, promulgated thereunder, of the Exchange Act. ¶¶218-222. Finally, the Consolidated Complaint alleges that a pre-suit demand upon the Board of Directors of Roadrunner (the “Board”) is unnecessary because a majority of the directors face a substantial likelihood of liability for knowingly causing the Company to seek profits in violation of the law as described above. ¶¶197-217. B. Settlement Negotiations Shortly after filing the Consolidated Complaint, the parties agreed to participate in mediation in an effort to settle the Consolidated Action and related State Derivative Action (as defined in paragraph 1.25 of the Stipulation) (collectively, the “Derivative Actions” as defined in paragraph 1.6 of the Stipulation), as well as a putative class action for securities fraud captioned, In re Roadrunner Transportation Systems, Inc. Securities Litigation, No. 2:17-cv-00144-PP (E.D. Wis.) (the “Federal Class Action” as defined in paragraph 1.9 of the Stipulation, and collectively with the Derivative Actions, the “Actions”). On May 7, 2018, the parties participated in a full-day mediation before the Honorable Layn R. Phillips (Ret.) in Newport Beach, California. The mediation involved the parties’ extended effort to settle the claims through extensive negotiations and consultation with experienced legal counsel who were fully competent to assess the strengths and weaknesses of their respective clients’ claims or defenses. Prior to this mediation, the parties explored in detail with Judge Phillips the strengths and weaknesses of their respective claims and defenses. Throughout the mediation process, the parties also challenged - 4 -

each other’s positions regarding the strengths and weaknesses of their respective claims and defenses before Judge Phillips. While the parties were unable to resolve the Actions during the May 7, 2018 mediation session, settlement talks continued. From May through October 2018, the parties engaged in numerous telephone calls and correspondence regarding settlement issues but were still unable to resolve the Actions. In a continuing effort to negotiate in good faith, the parties engaged in a second full-day mediation with Judge Phillips on October 22, 2018. The parties were again unable to resolve the litigation but agreed to continue settlement discussions. Following lengthy, arm’s-length negotiations through Judge Phillips, on November 2, 2018, the parties reached an agreement-in-principle to settle the Actions. On November 7, 2018, the parties filed a Joint Motion to Stay Action Pending Finalization of Settlement. ECF No. 56. On November 7, 2018, this Court granted the parties’ Joint Motion to Stay pending finalization of the Settlement and ordered the Consolidated Action administratively closed pending the filing of dismissal documents. ECF No. 57. III. TERMS OF THE PROPOSED DERIVATIVE SETTLEMENT The principal terms, conditions and other matters that are part of the Settlement, which is subject to approval by the Court, are summarized below. This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the Court and is available at a link on Roadrunner’s website at the Investor Relations page at http://rrts.com/investors. In connection with the Settlement of the Actions, Roadrunner’s insurance carriers shall pay $6.9 million, $4.8 million of which will be paid into an escrow account to be used by the Company to settle the related securities class action (the “Federal Class Action”) and $2.1 million of which - 5 -

will be paid to cover Plaintiffs’ attorneys’ fees and expenses, subject to Court approval, and Roadrunner’s Board shall adopt and maintain the corporate governance measures described below. Roadrunner acknowledges and agrees that the Cash and corporate governance policies set forth below confer substantial benefits upon Roadrunner and its stockholders. Roadrunner also acknowledges that the commencement, prosecution, and settlement of the Actions were material and substantial factors in the Company’s decision to use the Cash for the resolution of the Federal Class Action and to adopt, implement, and maintain the corporate governance reforms set forth below. CORPORATE GOVERNANCE POLICIES 1. Within thirty (30) days after entry of an Order granting final approval of the Settlement by the United States District Court for the Eastern District of Wisconsin, Roadrunner shall implement and maintain the governance changes described below (the “Corporate Governance Reforms”), provided that the obligation to maintain such Corporate Governance Reforms shall terminate as of the earliest to occur of: (a) the seventh (7th) anniversary of the date of such Order; (b) other than with respect to paragraphs 2, 3, 5, 6, 9, 10, 13 and 14 below, the first date upon which the Company either: (i) becomes a “controlled company” as defined in Section 303A of the New York Stock Exchange Listed Company Manual, or (ii) ceases to have a class of equity securities listed on a national securities exchange; or (c) the first date on which the Company ceases to have a class of equity securities registered under Section 12 of the Exchange Act. The Corporate Governance Reforms contemplated herein are intended to be prospective. - 6 -

Roadrunner acknowledges and agrees that Plaintiffs were a precipitating and material factor in the adoption and implementation of the valuable Corporate Governance Reforms set forth herein. 2. Shareholder Meeting. Defendants agree to cause Roadrunner to have a shareholder meeting by no later than December 31, 2018. The meeting was held on December 19, 2018. 3. Roadrunner Board of Directors (“Board”). (a) [INTENTIONALLY OMITTED] (b) Chief Compliance Officer. The Board shall appoint a Chief Compliance Officer. The Chief Compliance Officer shall be responsible for promoting Roadrunner’s compliance with applicable accounting rules and regulations related to the integration of acquired Companies and with Roadrunner’s Code of Business Conduct and Ethics. The Chief Compliance Officer’s duties shall include: (i) The Chief Compliance Officer shall be responsible for overseeing development of a comprehensive legal compliance and ethics program designed to evaluate, to maintain and, when needed, to correct processes and procedures related to the integration and accounting for Companies acquired by Roadrunner and employees’ compliance with the Code of Conduct. The Chief Compliance Officer, the Corporate Controller, and the Chief Audit Executive shall also be responsible for reviewing and suggesting improvements to Roadrunner’s existing procedures for receipt, retention and consideration of reports or evidence of violations of applicable federal or state law, accounting rules and regulations, or the Code of Business Conduct and Ethics, in consultation with the Audit Committee. - 7 -

(ii) The Chief Compliance Officer will chair the Ethics Committee, which will include the Senior Vice-President of Human Resources, the Chief Audit Executive (or such other officers who perform such functions), and the Chief Financial Officer. The Ethics Committee shall be responsible for internal investigations into violations of Roadrunner’s policies or applicable laws. When a violation of federal or state law, applicable accounting rules or regulations related to financial reporting and/or the integration of acquired Companies, or the Code of Business Conduct and Ethics appears to have occurred, the Ethics Committee shall be responsible for determining whether an investigation is necessary. (iii) If the Ethics Committee determines that an investigation is warranted, it shall notify the Audit Committee of that determination, initiate an investigation, and retain such assistance as the Ethics Committee deems necessary, to conduct the investigation. (iv) At the conclusion of any investigation the Ethics Committee (in consultation with the Audit Committee) shall: (1) determine whether a violation has occurred, is ongoing or is about to occur; (2) recommend (as the Ethics Committee determines to be necessary) that Roadrunner implement appropriate responses to any violation; and (3) inform the Audit Committee of the results of such investigation and any recommended remedial measures. (v) In the event the Company is required to pay a fine, penalty or forfeiture as the result of a future government or regulatory action, the Ethics Committee may recommend to the Audit Committee that the Company initiate legal action to recoup all or part of - 8 -

such payment from the responsible employee. The Audit Committee shall decide whether to initiate such legal action. (vi) The Chief Audit Executive shall make quarterly reports to the Audit Committee and annual reports to the full Board regarding the state of Roadrunner’s internal controls and compliance policies, programs, and performance, including but not limited to, Roadrunner’s compliance with applicable accounting rules and regulations. (vii) The Chief Compliance Officer shall be responsible for reviewing every situation in which a Roadrunner employee is adjudicated to have violated a U.S. federal or state criminal statute in connection with his/her employment by Roadrunner. Presumptively, any employee adjudicated to have violated a U.S. federal or state criminal statute in connection with his/her employment by Roadrunner shall be terminated for cause and receive no severance payments in connection with the termination. If the Chief Compliance Officer determines that such termination is not warranted, he/she shall so recommend to the Audit Committee, which will act upon his/her recommendation in its discretion. 4. Improvements to the Audit Committee. The Board shall adopt an updated Charter of the Audit Committee that includes provisions, or shall otherwise provide that: (a) The Audit Committee shall obtain input from management representatives as necessary to review the accuracy of public disclosures, including, with respect to: (i) accounting policies, including the recognition and calculation of any nonmonetary transactions; (ii) operations, enterprise risks, and compliance matters that may have a material impact on the Company’s operational performance, financial health, balance of risk, stability, and liquidity; and (iii) any other material matters required to be disclosed under state and federal securities laws and regulations; - 9 -

(b) All Company employees shall be required to cooperate with Audit Committee investigations, including, but not limited to, producing all requested documents and participating in interviews. Any failure to cooperate shall be grounds for discipline by the Board, including, but not limited to, termination for cause, in the sole discretion of the Board. This applies to all Company employees, including, but not limited to, the CEO and CFO; (c) In its oversight capacity, the Audit Committee shall have the responsibility to ensure that the Company (i.e., management) implements and maintains internal controls over accounting and financial reporting and reporting systems and procedures designed to identify instances of fraud and to ensure the integrity, accuracy, completeness, and timeliness of the Company’s financial statements and related public filings and disclosures; (d) The Audit Committee shall receive quarterly reports from the Company’s Chief Audit Executive in order to assist the Audit Committee with its oversight responsibilities, including monitoring the Company’s compliance with public reporting requirements as well as internal risk assessment and internal reporting, and its oversight of the Company’s compliance with applicable laws and regulations, including those relating to public disclosures about the Company’s business affairs, financial reporting and risk exposure; (e) The Audit Committee shall receive annually a report listing all trades in Roadrunner securities engaged in by Section 16 officers during the preceding calendar year; (f) At least annually, the Committee shall: (i) evaluate the qualifications, performance and independence of the Company’s independent auditors, including an evaluation of the lead audit partner; (ii) assure the regular rotation of the lead audit partner at the Company’s independent auditors; and (iii) consider regular rotation of the accounting firm serving as the Company’s independent auditors. The Audit Committee shall actively engage in a dialogue with - 10 -

the auditors with respect to any disclosed relationship or services that may impact the objectivity and independence of the auditors and should take, or recommend that the Board take, appropriate action to oversee the independence of the auditor; (g) The Audit Committee shall also report to the Compensation Committee on an annual basis regarding the CEO’s and CFO’s contribution to Roadrunner’s culture of ethics and compliance and their effectiveness and dedication to ensuring the Company’s compliance with applicable laws, rules, and regulations; and (h) The Company shall post the amended Charter of the Audit Committee on its website. 5. Majority Voting. The Board shall adopt a majority voting policy, by amending the Charter or Bylaws to make the legal standard for director election a majority of shares voted. Following this, the Board shall strengthen its policy regarding director election standards to provide for enhanced stockholder rights to be triggered if the Board refuses to accept the resignation of a director from whom holders of a majority of shares have withheld support. The Bylaws shall be amended to provide that following such a refusal by the Board, the holders of 5% of outstanding shares shall have the power to call a special meeting. 6. Annual Elections. The Board shall include, and shall submit to the stockholders of the Company for approval (along with a recommendation that the stockholders approve), an amendment to the Company’s Charter which requires that all directors shall be elected annually, i.e., that the Board shall be declassified. 7. Appointment of Lead Independent Director. If the position of CEO and Chairman are held by the same person, then the Board shall designate one of the independent directors as the “Lead Director.” - 11 -

8. Lead Director Duties. In addition to the duties of all Board members, the “Lead Director” shall be responsible for the following functions: (a) Seeking input from all directors as to the preparation of the agendas for Roadrunner Board and committee meetings. (b) Advising the Board as to the quality, quantity and timeliness of the flow of information from Roadrunner’s management that is necessary for the directors to effectively and responsibly perform their duties. (c) Developing the agenda for, and moderate executive sessions of, the Board and act as principal liaison between the Board and management on sensitive issues. (d) Evaluating, along with the members of the Compensation Committee, the CEO’s performance and meeting with the CEO to discuss such evaluation. 9. Compensation Committee Members. The Board shall amend the Compensation Committee’s Charter to require that the Compensation Committee be comprised solely of independent directors. 10. Director Compensation. ‘The Board shall adopt a policy providing for the following types and restrictions on director’s compensation: (a) At least one-half of directors’ annual fees shall be paid in stock, provided that this amount may be reduced by any restricted stock awards granted to a director. In addition, directors shall be required to maintain ownership of common stock or stock equivalents in the company equal to three (3) times the value of the individual’s annual base salary if a company executive or two (2) times the value of the director’s annual fees if a non-executive director; provided that, for the avoidance of doubt, any non-executive director who does not receive annual fees shall not be subject to such stock ownership requirements. Such shares may consist of shares - 12 -

owned by the director at the time he or she is elected to the Board, or of shares issued by Roadrunner under any equity stock plan generally applicable to the Board after the individual is elected to the Board. Shares of Roadrunner common stock held by a director and/or his or her spouse shall count toward meeting this stock ownership requirement. All directors serving on the Board as of the date the Court approves the settlement shall have two (2) years from such date to satisfy the foregoing stock ownership requirements. Each director appointed subsequent to Court approval of the settlement shall have three (3) years from such director’s date of appointment to satisfy the foregoing stock ownership requirements. No director shall be required to comply with this stock ownership requirement if doing so would cause an undue financial hardship to such director. (b) Aside from meeting-related expenses such as airfare, hotel accommodations and modest travel/accident insurance, non-executive directors shall receive no other perquisites. Health, life and other forms of insurance, financial planning, automotive allowances and similar perquisites shall not be provided as benefits to non-executive directors. (c) Non-executive directors shall not be eligible to receive any change-in- control payments or severance arrangements of any kind. 11. Director Education. Each member of the Board shall attend a National Association of Corporate Directors Certified Program or similar program(s) within one year after Court approval of the settlement and every three years thereafter. Newly elected Board members must attend a program within one year of joining the Board. 12. Shareholder Participation (a) Attendance at Annual Meetings of Stockholders - 13 -

(i) Absent extraordinary circumstances, each member of the Board shall attend each annual stockholders’ meeting in person, and at such meeting stockholders shall have the right to ask questions, both orally and in writing, and receive answers from and engage in discussion with the CEO and members of the Board. 13. Compensation Reforms (a) Claw-back in the Event of a Restatement (i) Until the SEC promulgates a rule pursuant to Section 954 of the Dodd-Frank Act that applies to the Company, at which time the Company will modify its claw- back policy to comply with the rule, the Company will agree to modify its current claw-back policy as follows: (ii) Roadrunner shall modify its employment agreements with its current Chief Executive Officer and its current Chief Financial Officer to provide that the Company shall, within two years following payment of any bonus or other incentive compensation, require reimbursement of all, or a portion of, such compensation paid to each such executive in the event all the following factors are present: (1) The compensation was predicated upon the achievement of certain financial results that were subsequently the subject of a material and adverse restatement of earnings; and (2) The executive would have received lower incentive compensation based on the restated financial results. In the event of a material and adverse restatement, the Board shall conduct a good faith, independent and reasonable investigation of the cause of the restatement. Absent extraordinary circumstances, the Board shall make every effort to recoup the excess incentive compensation paid to the CEO and CFO in the event of a material adverse restatement that was a result of information available to the CEO and CFO in the restatement period. However, based on the results of such investigation, the Board may determine that it is not in Roadrunner’s best interests to recoup all, - 14 -

or part of, the excessive incentive compensation paid to the Company’s CEO and CFO. Under such circumstances, the Board shall provide justification for the decision not to recoup the excess incentive compensation in its quarterly or annual financial results filed with the United States Securities and Exchange Commission. The Board shall not hire and/or shall terminate any executives who do not agree to such contractual terms. (b) Insider Trading Controls (i) The Board shall appoint a management level committee consisting of Roadrunner’s CFO and General Counsel, which committee shall be responsible for ensuring compliance with Roadrunner’s insider stock trading policy (“Trading Compliance Policy”). The committee will be designated the “Trading Compliance Committee,” and shall be responsible for developing (with Board involvement), presenting to the Board for approval, and monitoring and updating (with Board involvement and approval) a comprehensive program designed to ensure compliance with Roadrunner’s Trading Compliance Policy. (ii) The Board shall be responsible for direct oversight of the Trading Compliance Committee and the members of the Board will have direct access to the Trading Compliance Committee, including the opportunity to meet with the Trading Compliance Committee outside the presence of any other members of management. At least once a year, the non-executive members of the Board shall receive a report from the Trading Compliance Committee. (iii) Roadrunner shall not buy back stock from any Section 16 officer or any director in the open market or otherwise, except in connection with (X) any acquisition or similar transaction approved by the Board or (Y) the payment of taxes relating to the vesting of restricted stock or (Z) other substantial hardship to the officer or director. - 15 -

14. Confidential Whistleblower Program (a) The Board shall require management to adopt written policies protecting whistleblowers, and include such policy on the Company’s website. The Company’s Whistleblower Policy shall: (i) encourage interested parties to bring forward ethical and legal violations and/or a reasonable belief that ethical and legal violations have occurred to the Audit Committee, the Chief Compliance Officer, the Chief Audit Executive, or the Ethics Committee, so that action may be taken to resolve the problem. These complaints shall be reviewed by the Audit Committee. Any material complaints the Audit Committee determines that it should take action to resolve shall be reported to the full Board on an annual basis; and (ii) state that Roadrunner - with the endorsement of the Board and the most senior management of the Company - is serious about adherence to its codes of conduct and that whistle blowing is an important tool in achieving this goal. (b) The Whistleblower Policy must address each of the following: (i) executives may be subject to criminal penalties, including imprisonment, for retaliation against whistleblowers; (ii) whistleblower complaints may be directed to the Audit Committee, the Chief Compliance Officer, the Chief Audit Executive, or the Ethics Committee, and the complaints will be handled by these parties anonymously and in confidence; (iii) if a whistleblower brings his or her complaint to an outside regulator or other governmental entity, he or she will be protected by the terms of the Whistleblower Program just as if he or she directed the complaint to the Audit Committee, the Chief Compliance Officer, the Chief Audit Executive, or the Ethics Committee; - 16 -

(iv) if an employee is subject to an adverse employment decision as a result of whistle blowing, the employee must file a complaint with the Department of Labor within- 90 days of the alleged violation (a failure to report such claims within the 90 day window does not foreclose any other available legal remedy); (v) in the performance review process, employees may be rewarded for top performance and satisfying the stated values, business standards, and ethical standards of the Company; and (vi) it is both illegal and against Roadrunner’s policy to discharge, demote, suspend, threaten, intimidate, harass or in any manner discriminate against whistleblowers. (c) The Whistleblower Policy shall reward successful whistleblowers. Towards that end, the minimum award to a whistleblower uncovering corruption, fraud and/or similar unlawful activities at Roadrunner shall be $5,000. (d) The Company shall provide a Whistleblower Telephone Hotline to assist on matters pertaining to corruption, fraud or similar unlawful activities at Roadrunner, with alternative reporting mechanisms including suggestion boxes or email address. (e) The Company shall remind employees of whistleblower options and whistleblower protections semi-annually in employee communications and on the Company’s intranet. IV. PLAINTIFFS’ COUNSEL’S SEPARATELY NEGOTIATED ATTORNEYS’ FEES AND EXPENSES After negotiating the principal terms of the Settlement, counsel for Plaintiffs and Roadrunner, acting by and through its counsel, with the assistance of the Honorable Layn R. Phillips (Ret.), separately negotiated the attorneys’ fees and expenses the Company would pay to - 17 -

Plaintiffs’ Counsel based on the substantial benefits conferred upon Roadrunner by the Settlement. In light of the substantial benefits conferred by Plaintiffs’ Counsel’s efforts, Roadrunner, acting by and through its Board of Directors, has agreed to pay $2,100,000 in attorneys’ fees and expenses, subject to Court approval (the “Fee and Expense Amount”). The Fee and Expense Amount includes fees and expenses incurred by Plaintiffs’ Counsel in connection with the prosecution and settlement of the Actions. To date, Plaintiffs’ Counsel have not received any payments for their efforts on behalf of Roadrunner stockholders. The Fee and Expense Amount will compensate Plaintiffs’ Counsel for the results achieved in the litigation. V. REASONS FOR THE SETTLEMENT The Settling Parties have determined that it is desirable and beneficial that the Actions, and all of their disputes related thereto, be fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation and Plaintiffs’ Counsel believe that the Settlement is in the best interests of the Settling Parties, Roadrunner and its stockholders. A. Why Did the Settling Defendants Agree to Settle? The Settling Defendants have denied and continue to deny each and every one of the claims and contentions alleged by the Plaintiffs in the Consolidated Action. The Settling Defendants expressly have denied and continue to deny all allegations of wrongdoing or liability against them or any of them arising out of, based upon, or related to, any of the conduct, statements, acts or omissions alleged, or that could have been alleged, in the Consolidated Action. Without limiting the foregoing, the Settling Defendants have denied and continue to deny, among other things, that they breached their fiduciary duties or any other duty owed to Roadrunner or its stockholders, or that Plaintiffs, Roadrunner, or its stockholders suffered any damage or were harmed as a result of any conduct alleged in the Consolidated Action or otherwise. The Settling Defendants have further - 18 -

asserted and continue to assert that at all relevant times, they acted in good faith and in a manner they reasonably believed to be in the best interests of Roadrunner and its stockholders. Nonetheless, the Settling Defendants also have taken into account the expense, uncertainty and risks inherent in any litigation, especially in complex cases like the Consolidated Action, and that the proposed Settlement would, among other things: (a) bring to an end the expenses, burdens and uncertainties associated with continued litigation of the claims asserted in the Consolidated Action, (b) finally put to rest those claims and the underlying matters, and (c) confer benefits upon them, including further avoidance of disruption of their businesses and lives due to the pendency and defense of the Consolidated Action. Therefore, the Settling Defendants have determined that it is desirable and beneficial that the Consolidated Action, and all of the Settling Parties’ disputes related thereto, be fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation. B. Why Did Plaintiffs Agree to Settle? Plaintiffs and Plaintiffs’ Counsel believe that the claims asserted in the Consolidated Action have merit. However, Plaintiffs and Plaintiffs’ Counsel recognize and acknowledge the expense and length of continued proceedings necessary to prosecute the Consolidated Action against the Settling Defendants through trial and potential appeals. Plaintiffs and Plaintiffs’ Counsel also have taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as the Consolidated Action, as well as the difficulties and delays inherent in such litigation. Plaintiffs and Plaintiffs’ Counsel also are mindful of the inherent problems of proof of, and possible defenses to, the claims asserted in the Consolidated Action. Based on their evaluation, Plaintiffs and Plaintiffs’ Counsel have determined that the Settlement set forth in the Stipulation is in the best interests of Roadrunner and its stockholders. - 19 -

VI. SETTLEMENT HEARING On September 23, 2019 at 11:00 a.m., the Court will hold the Settlement Hearing at the United States District Court for the Eastern District of Wisconsin, 517 East Wisconsin Avenue, Milwaukee, WI 53202, before the Honorable Lynn Adelman. At the Settlement Hearing, the Court will consider whether the terms of the Settlement are fair, reasonable and adequate and thus should be finally approved, whether the separately negotiated Fee and Expense Amount should be approved, and whether the Consolidated Action should be dismissed with prejudice pursuant to the Stipulation. Pending determination of whether the Settlement should be approved, no Roadrunner stockholder, either directly, representatively, derivatively or in any other capacity, shall commence or prosecute against any of the Released Persons, any action or proceeding in any court, administrative agency or other tribunal asserting any of the Released Claims. VII. RIGHT TO ATTEND SETTLEMENT HEARING Any current Roadrunner stockholder may, but is not required to, appear in person at the Settlement Hearing. If you want to be heard at the Settlement Hearing, then you must first comply with the procedures for objecting, which are set forth below. The Court has the right to change the hearing date or time without further notice. Thus, if you are planning to attend the Settlement Hearing, you should confirm the date and time before going to the Court. Current Roadrunner stockholders who have no objection to the Settlement do not need to appear at the Settlement Hearing or take any other action. VIII. RIGHT TO OBJECT TO THE PROPOSED DERIVATIVE SETTLEMENT AND PROCEDURES FOR DOING SO Any current Roadrunner stockholder may appear and show cause, if he, she or it has any reason why the Settlement of the Consolidated Action should not be approved as fair, reasonable - 20 -

and adequate, or why a judgment should not be entered thereon, or why the separately negotiated Fee and Expense Amount should not be approved. You must object in writing, and you may request to be heard at the Settlement Hearing. If you choose to object, then you must follow these procedures. A. You Must Make Detailed Objections in Writing Any objections must be presented in writing and must contain the following information: 1. Your name, legal address, and telephone number; 2. The case name and number (Kent v. Stoelting, et al., Civil No.2:17-cv-00893-PP); 3. Proof of being a Roadrunner stockholder as of the Record Date, March 27, 2019; 4. The date(s) you acquired your Roadrunner shares; 5. A statement of each objection being made; 6. Notice of whether you intend to appear at the Settlement Hearing (you are not required to appear); and 7. Copies of any papers you intend to submit to the Court, along with the names of any witness(es) you intend to call to testify at the Settlement Hearing and the subject(s) of their testimony. The Court may not consider any objection that does not substantially comply with these requirements. B. You Must Timely Deliver Written Objections to the Court All written objections and supporting papers must be submitted to the Court either by mailing them to: Clerk of the Court United States District Court Eastern District of Wisconsin 517 East Wisconsin Avenue Milwaukee, WI 53202 - 21 -

OR by filing them in person at any location of the United States District Court for the Eastern District of Wisconsin. YOUR WRITTEN OBJECTIONS MUST BE POSTMARKED OR ON FILE WITH THE CLERK OF THE COURT NO LATER THAN September 3, 2019. Unless the Court orders otherwise, your objection will not be considered unless it is timely filed with the Court. Any Person or entity who fails to object or otherwise request to be heard in the manner prescribed above will be deemed to have waived the right to object to any aspect of the Settlement as incorporated in the Stipulation or otherwise request to be heard (including the right to appeal) and will be forever barred from raising such objection or request to be heard in this or any other action or proceeding, and, unless otherwise ordered by the Court, shall be bound by the Judgment to be entered and the releases to be given. IX. HOW TO OBTAIN ADDITIONAL INFORMATION This Notice summarizes the Stipulation. It is not a complete statement of the events of the Actions or the Settlement contained in the Stipulation. You may inspect the Stipulation and other papers in the Consolidated Action at the United States District Clerk’s office at any time during regular business hours of each business day. The Clerk’s office is located at the United States District Court for the Eastern District of Wisconsin, 517 East Wisconsin Avenue, Milwaukee, WI 53202. However, you must appear in person to inspect these documents. The Clerk’s office will not mail copies to you. You may also view and download the Stipulation at http://rrts.com/investors. If you have any questions about matters in this Notice you may contact by telephone at 1- 800-449-4900 or in writing Rick Nelson, do Shareholder Relations, Robbins Geller Rudman & Dowd LLP, 655 West Broadway, Suite 1900, San Diego, CA 92101. - 22 -

PLEASE DO NOT CALL, WRITE, OR OTHERWISE DIRECT QUESTIONS TO EITHER THE COURT OR THE CLERK’S OFFICE. DATED: June 19, 2019 BY ORDER OF THE COURT UNITED STATES DISTRICT COURT EASTERN DISTRICT OF WISCONSIN - 23 -